                                                                       EXHIBIT 2

                    DIRECTORS, MANAGERS, EXECUTIVE OFFICERS
                             OR CONTROLLING PERSONS

The name, business address, present principal occupation or employment and the name, principal business address of any corporation or other organization in which such employment is conducted, of each of the executive officers and directors of (i) El Paso Energy Partners Company, (ii) Deeptech International Inc., (iii) El Paso Field Services Holding Company, (iv) EPEC Deepwater Gathering Company, (v) El Paso Tennessee Pipeline Co. and (vi) El Paso Corporation.


(i) EL PASO ENERGY PARTNERS COMPANY.
    --------------------------------

                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
          NAME AND               CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
      BUSINESS ADDRESS                 SERVES                   OCCUPATION                     IS CONDUCTED
      ----------------                 ------                   ----------                     ------------


William A. Wise                Director and Chairman     Director, Chairman of the         El Paso Corporation
1001 Louisiana Street               of the Board        Board, President, and Chief       1001 Louisiana Street
Houston, Texas 77002                                   Executive Officer of El Paso        Houston, Texas 77002
                                                                Corporation

Robert G. Phillips               Director and Chief     President of El Paso Field        El Paso Field Services
4 Greenway Plaza                 Executive Officer       Services Holding Company            Holding Company
Houston, Texas 77046                                                                         4 Greenway Plaza
                                                                                           Houston, Texas 77046

H. Brent Austin                     Director and       Executive Vice President and        El Paso Corporation
1001 Louisiana Street              Executive Vice       Chief Financial Officer of        1001 Louisiana Street
Houston, Texas 77002                 President              El Paso Corporation            Houston, Texas 77002

James H. Lytal                 Director and President   President of El Paso Energy      El Paso Energy Partners
4 Greenway Plaza                                             Partners Company                    Company
Houston, Texas 77046                                                                         4 Greenway Plaza
                                                                                           Houston, Texas 77046

Keith B. Forman                  Vice President and      Vice President and Chief        El Paso Energy Partners
4 Greenway Plaza                  Chief Financial      Financial Officer of El Paso              Company
Houston, Texas 77046                  Officer             Energy Partners Company            4 Greenway Plaza
                                                                                           Houston, Texas 77046

D. Mark Leland                 Senior Vice President     Senior Vice President and        El Paso Field Services
4 Greenway Plaza                   and Controller       Chief Financial Officer of           Holding Company
Houston, Texas 77046                                      El Paso Field Services             4 Greenway Plaza
                                                              Holding Company              Houston, Texas 77046

Michael B. Bracy                      Director                    Retired                 1001 Louisiana Street
1001 Louisiana Street                                                                      Houston, Texas 77002
Houston, Texas 77002

H. Douglas Church                     Director                    Retired                 1001 Louisiana Street
1001 Louisiana Street                                                                      Houston, Texas 77002
Houston, Texas 77002

Kenneth L. Smalley                    Director                    Retired                 1001 Louisiana Street
1001 Louisiana Street                                                                      Houston, Texas 77002
Houston, Texas 77002

Malcolm Wallop                        Director            Chairman, Frontiers of           Frontiers of Freedom
1001 Louisiana Street                                       Freedom Foundation                  Foundation
Houston, Texas 77002                                                                    12011 Lee Jackson Memorial
                                                                                                   Hwy.
                                                                                            Fairfax, VA 22033


(ii) DEEPTECH INTERNATIONAL INC.
     ---------------------------

                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
          NAME AND               CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
      BUSINESS ADDRESS                 SERVES                   OCCUPATION                     IS CONDUCTED
      ----------------                 ------                   ----------                     ------------

William A. Wise                Director and Chairman     Director, Chairman of the         El Paso Corporation
1001 Louisiana Street               of the Board        Board, President, and Chief       1001 Louisiana Street
Houston, Texas 77002                                   Executive Officer of El Paso        Houston, Texas 77002
                                                                Corporation

Robert G. Phillips               Director and Chief     President of El Paso Field        El Paso Field Services
4 Greenway Plaza                 Executive Officer            Services, L.P.                 Holding Company
Houston, Texas 77046                                                                         4 Greenway Plaza
                                                                                           Houston, Texas 77046

H. Brent Austin                     Director and       Executive Vice President and        El Paso Corporation
1001 Louisiana Street              Executive Vice       Chief Financial Officer of        1001 Louisiana Street
Houston, Texas 77002                 President              El Paso Corporation            Houston, Texas 77002

James H. Lytal                 Director and President   President of El Paso Energy      El Paso Energy Partners
4 Greenway Plaza                                             Partners Company                    Company
Houston, Texas 77046                                                                         4 Greenway Plaza
                                                                                           Houston, Texas 77046

Keith B. Forman                  Vice President and      Vice President and Chief        El Paso Energy Partners
4 Greenway Plaza                  Chief Financial      Financial Officer of El Paso              Company
Houston, Texas 77046                  Officer             Energy Partners Company            4 Greenway Plaza
                                                                                           Houston, Texas 77046

D. Mark Leland                 Senior Vice President     Senior Vice President and        El Paso Field Services
4 Greenway Plaza                   and Controller       Chief Financial Officer of           Holding Company
Houston, Texas 77046                                      El Paso Field Services             4 Greenway Plaza
                                                              Holding Company              Houston, Texas 77046

(iii) EL PASO FIELD SERVICES HOLDING COMPANY
      --------------------------------------

                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
          NAME AND               CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
      BUSINESS ADDRESS                 SERVES                   OCCUPATION                     IS CONDUCTED
      ----------------                 ------                   ----------                     ------------
William A. Wise                       Director           Director, Chairman of the         El Paso Corporation
1001 Louisiana Street                                   Board, President, and Chief       1001 Louisiana Street
Houston, Texas 77002                                   Executive Officer of El Paso        Houston, Texas 77002
                                                                Corporation

Robert G. Phillips             Director and President   President of El Paso Field        El Paso Field Services
4 Greenway Plaza                                         Services Holding Company            Holding Company
Houston, Texas 77046                                                                         4 Greenway Plaza
                                                                                           Houston, Texas 77046

H. Brent Austin                     Director and       Executive Vice President and        El Paso Corporation
1001 Louisiana Street              Executive Vice       Chief Financial Officer of        1001 Louisiana Street
Houston, Texas 77002                 President              El Paso Corporation            Houston, Texas 77002

D. Mark Leland                 Senior Vice President     Senior Vice President and        El Paso Field Services
4 Greenway Plaza                and Chief Financial     Chief Financial Officer of           Holding Company
Houston, Texas 77046                  Officer             El Paso Field Services             4 Greenway Plaza
                                                              Holding Company              Houston, Texas 77046



(iv) EPEC DEEPWATER GATHERING COMPANY
     --------------------------------

                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
          NAME AND               CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
      BUSINESS ADDRESS                 SERVES                   OCCUPATION                     IS CONDUCTED
      ----------------                 ------                   ----------                     ------------
William A. Wise                       Director           Director, Chairman of the         El Paso Corporation
1001 Louisiana Street                                   Board, President, and Chief       1001 Louisiana Street
Houston, Texas 77002                                   Executive Officer of El Paso        Houston, Texas 77002
                                                                Corporation

Robert G. Phillips             Director and President   President of El Paso Field        El Paso Field Services
4 Greenway Plaza                                         Services Holding Company            Holding Company
Houston, Texas 77046                                                                         4 Greenway Plaza
                                                                                           Houston, Texas 77046

H. Brent Austin                     Director and       Executive Vice President and        El Paso Corporation
1001 Louisiana Street              Executive Vice       Chief Financial Officer of        1001 Louisiana Street
Houston, Texas 77002                 President              El Paso Corporation            Houston, Texas 77002

D. Mark Leland                 Senior Vice President     Senior Vice President and        El Paso Field Services
4 Greenway Plaza                and Chief Financial     Chief Financial Officer for          Holding Company
Houston, Texas 77046                  Officer             El Paso Field Services             4 Greenway Plaza
                                                              Holding Company              Houston, Texas 77046


(v) EL PASO TENNESSEE PIPELINE CO.
    ------------------------------

                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
          NAME AND               CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
      BUSINESS ADDRESS                 SERVES                   OCCUPATION                     IS CONDUCTED
      ----------------                 ------                   ----------                     ------------
William A. Wise                Director, Chairman of     Director, Chairman of the         El Paso Corporation
1001 Louisiana Street          the Board, President,    Board, President, and Chief       1001 Louisiana Street
Houston, Texas 77002              Chief Executive      Executive Officer of El Paso        Houston, Texas 77002
                                      Officer                  Corporation

H. Brent Austin                     Director and       Executive Vice President and        El Paso Corporation
1001 Louisiana Street              Executive Vice       Chief Financial Officer of        1001 Louisiana Street
Houston, Texas 77002            President and Chief         El Paso Corporation            Houston, Texas 77002
                                 Financial Officer

Joel Richards III                   Director and         Executive Vice President,         El Paso Corporation
1001 Louisiana Street              Executive Vice           Human Resources and           1001 Louisiana Street
Houston, Texas 77002                 President           Administration of El Paso         Houston, Texas 77002
                                                                Corporation

Peggy A. Heeg                       Director and       Executive Vice President and        El Paso Corporation
1001 Louisiana Street              Executive Vice       General Counsel of El Paso        1001 Louisiana Street
Houston, Texas 77002               President, Law               Corporation                Houston, Texas 77002

Jeffrey I. Beason              Director, Senior Vice     Senior Vice President and         El Paso Corporation
1001 Louisiana Street              President and           Controller of El Paso          1001 Louisiana Street
Houston, Texas 77002                 Controller                 Corporation                Houston, Texas 77002

C. Dana Rice                   Senior Vice President     Senior Vice President and         El Paso Corporation
1001 Louisiana Street              and Treasurer           Treasurer of El Paso           1001 Louisiana Street
Houston, Texas 77002                                            Corporation                Houston, Texas 77002

Kenneth L. Smalley                     Director                   Retired                  El Paso Corporation
1001 Louisiana Street                                                                     1001 Louisiana Street
Houston, Texas 77002                                                                       Houston, Texas 77002

(vi) EL PASO CORPORATION:
     --------------------

                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
          NAME AND               CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
      BUSINESS ADDRESS                 SERVES                   OCCUPATION                     IS CONDUCTED
      ----------------                 ------                   ----------                     ------------
William A. Wise                   Chairman of the        Director, Chairman of the         El Paso Corporation
1001 Louisiana Street            Board, President,      Board, President, and Chief       1001 Louisiana Street
Houston, Texas 77002              Chief Executive      Executive Officer of El Paso        Houston, Texas 77002
                               Officer, and Director           Corporation

H. Brent Austin                    Executive Vice      Executive Vice President and        El Paso Corporation
1001 Louisiana Street           President and Chief     Chief Financial Officer of        1001 Louisiana Street
Houston, Texas 77002             Financial Officer          El Paso Corporation            Houston, Texas 77002

Ralph Eads                         Executive Vice       Executive Vice President of        El Paso Corporation
1001 Louisiana Street                President              El Paso Corporation           1001 Louisiana Street
Houston, Texas 77002                                                                       Houston, Texas 77002

Joel Richards III                  Executive Vice        Executive Vice President,         El Paso Corporation
1001 Louisiana Street                President              Human Resources and           1001 Louisiana Street
Houston, Texas 77002                                     Administration of El Paso         Houston, Texas 77002
                                                                Corporation

William A. Smith                   Executive Vice        Executive Vice President,         El Paso Corporation
1001 Louisiana Street                President            Business Development of         1001 Louisiana Street
Houston, Texas 77002                                        El Paso Corporation            Houston, Texas 77002

John W. Somerhalder II             Executive Vice        President, Pipeline Group         El Paso Corporation
1001 Louisiana Street                President            of El Paso Corporation          1001 Louisiana Street
Houston, Texas 77002                                                                       Houston, Texas 77002

Peggy A. Heeg                      Executive Vice      Executive Vice President and        El Paso Corporation
1001 Louisiana Street               President and       General Counsel of El Paso        1001 Louisiana Street
Houston, Texas 77002               General Counsel              Corporation                Houston, Texas 77002

Jeffrey I. Beason              Senior Vice President     Senior Vice President and         El Paso Corporation
1001 Louisiana Street              and Controller          Controller of El Paso          1001 Louisiana Street
Houston, Texas 77002                                            Corporation                Houston, Texas 77002

C. Dana Rice                   Senior Vice President     Senior Vice President and         El Paso Corporation
1001 Louisiana Street              and Treasurer           Treasurer of El Paso           1001 Louisiana Street
Houston, Texas 77002                                            Corporation                Houston, Texas 77002

Greg G. Jenkins                    Executive Vice       Executive Vice President of        El Paso Corporation
1001 Louisiana Street                President              El Paso Corporation           1001 Louisiana Street
Houston, Texas 77002                                                                       Houston, Texas 77002

Robert G. Phillips              President of El Paso    President of El Paso Field        El Paso Field Services
1001 Louisiana Street              Field Services           Services Holding                  Holding Company
Houston, Texas 77002              Holding Company               Company                    1001 Louisiana Street
                                                                                           Houston, Texas 77002

Rodney Erskine                   President, El Paso        President of El Paso         El Paso Production Company
1001 Louisiana Street            Production Company         Production Company            1001 Louisiana Street
Houston, Texas 77002                                                                       Houston, Texas 77002

Clark C. Smith                        President                 President                   El Paso Energy
1001 Louisiana Street              El Paso Energy            El Paso Energy               North America Company
Houston, TX 77002                North America Company    North America Company           1001 Louisiana Street
                                                                                            Houston, TX 77002

Byron Allumbaugh                      Director           Retired Chairman, Ralphs        610 Newport Center Drive
610 Newport Center Drive,                                     Grocery Company                   Suite 210
Suite 210                                                                                Newport Beach, CA 92660
Newport Beach, CA 92660

John M. Bissell                       Director           Chairman of the Board of              Bissell Inc.
2345 Walker Ave., N.W.                                         Bissell Inc.               2345 Walker Ave., N.W.
Grand Rapids, MI 49501                                                                    Grand Rapids, MI 49544

Juan Carlos Braniff                   Director                Vice Chairman,           Universidad 1200, Col. XOCO
Universidad 1200, Col. XOCO                              Grupo Financiero Bancomer        Mexico, D.F.C.P. 03339
Mexico, D.F.C.P. 03339

James F. Gibbons                      Director             Professor at Stanford           Stanford University
Stanford University                                        University School of          Paul G. Allen Center for
Paul G. Allen Center for                                        Engineering                 Integrated Systems
Integrated Systems                                                                      Room 201 (Mail Stop 4075)
Room 201 (Mail Stop 4075)                                                                   Stanford, CA 94305
Stanford, CA 94305

Anthony W. Hall, Jr.                  Director            City Attorney, City of        Attorney, City of Houston
900 Bagby, 4th Floor                                              Houston                  900 Bagby, 4th Floor
Houston, Texas 77002                                                                       Houston, Texas 77002

Ronald L. Kuehn, Jr.                  Director              Business Consultant            El Paso Corporation
1001 Louisiana Street                                                                     1001 Louisiana Street
Houston, Texas 77002                                                                       Houston, Texas 77002

J. Carleton MacNeil Jr                Director             Securities Consultant            3421 Spanish Trail
3421 Spanish Trail                                                                            Building 227D
Building 227D                                                                             Delray Beach, FL 33483
Delray Beach, FL 33483

Thomas R. McDade                      Director            Senior Partner, McDade,     McDade, Fogler, Maines, L.L.P.
Two Houston Center                                        Fogler, Marnes, L.L.P.            Two Houston Center
909 Fannin, Suite 1200                                                                    909 Fannin, Suite 1200
Houston, Texas 77010                                                                       Houston, Texas 77010

Malcolm Wallop                        Director            Chairman, Frontiers of           Frontiers of Freedom
Western Strategy Group                                      Freedom Foundation                  Foundation
1100 Wilson Blvd.,                                                                          12011 Lee Jackson
Suite 1400                                                                                    Memorial Hwy.
Arlington, VA 22209                                                                         Fairfax, VA 22033

Joe B. Wyatt                          Director             Chancellor Emeritus,           Vanderbilt University
Vanderbilt University                                      Vanderbilt University            211 Kirkland Mall
211 Kirkland Mall                                                                          Nashville, TN 37240
Nashville, TN 37240

(vii) Neither Sabine River Investors I, L.L.C. nor Sabine River Investors II, L.L.C. have any directors, managers or executive officers. Each is managed by their sole members, El Paso Energy Partners Company and EPEC Deepwater Gathering Company, respectively.